Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the FMI Funds, Inc. hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the FMI Funds, Inc. for the period ended September 30, 2022  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the FMI Funds, Inc. for the stated period.

/s/ John S. Brandser John S. Brandser Chief Executive Officer and Chief Financial Officer FMI Funds, Inc.
Dated: 11/14/2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by FMI Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.